SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             -----------------------
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported): April 22, 2004
                             -----------------------

                                    Castelle

             (Exact Name of Registrant as Specified in Its Charter)



                                   California

                 (State or Other Jurisdiction of Incorporation)



       000-22020                                          77-0164056
(Commission File Number)                       (IRS Employer Identification No.)


          855 Jarvis Drive
              Suite 100
       Morgan Hill, California                                 95037
(Address of Principal Executive Offices)                    (Zip Code)



                                 (408) 852-8000

              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)




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Item 7. Financial Statements and Exhibits

                 (c)       Exhibits


                 The following exhibit is being furnished herewith:

   Exhibit
   Number                  Description
---------------            ----------------------

    99.1                   Text of press release issued by Castelle dated
                           April 22, 2004.*

                  * This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.



Item 12. Results of Operations and Financial Condition.


         (a) The information contained in this Item 12, and the exhibit hereto, are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings. On April 22, 2004, Castelle issued a press release regarding its financial results for its first fiscal quarter ended March 31, 2004. A copy of Castelle's press release is attached hereto as Exhibit 99.1.

         The press release includes pro forma operating results. Pro forma operating results are not based on any standardized methodology prescribed by U.S. generally accepted accounting principles ("GAAP") and are not necessarily comparable to similar measures presented by other companies. Pro forma operating results should not be considered in isolation or as a substitute for operating results prepared in accordance with GAAP. The Company has provided a reconciliation of pro forma operating results to GAAP in the schedules of the attached press release.

         Management utilizes pro forma operating results as a performance measure and furnishes the information in order to provide investors with additional information to analyze the Company's operating results and facilitate period-to-period comparisons. Pro forma operating results include an income tax expense at a 40% rate for the first quarter of fiscal year 2003. The impact of the pro forma adjustments to GAAP is quantified in the reconciliation table included with the press release. The Company uses non-GAAP measures to help clarify the overall understanding of its current operational performance, its prospects foe the future and to provide a more consistent basis for comparison between quarters.





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                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 22, 2004

                                    Castelle



                                             By: /s/ Paul W. Cheng

                                                 Paul W. Cheng

                                                 Vice President, Chief Financial
                                                 Officer and Secretary


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                                  EXHIBIT INDEX
   Exhibit
   Number               Description
   -----------          ---------------------


      99.1 Text of press release issued by Castelle dated April 22, 2004. *


          *   This information shall not be deemed "filed" for purposes of
              Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.


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